Exhibit 10.3

AMENDMENT NO. 1 TO TERM LOAN AGREEMENT AND

AMENDMENT NO. 1 TO SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO TERM LOAN AGREEMENT AND AMENDMENT NO. 1 TO SECURITY AGREEMENT, dated as of January 30, 2023 (this “Amendment”), is made among ALIGNMENT HEALTHCARE, INC., a Delaware corporation (“Parent”), ALIGNMENT HEALTHCARE HOLDCO 1, LLC, a Delaware limited liability company (“Healthcare Holdco”), ALIGNMENT HEALTHCARE HOLDCO 2, LLC, a Delaware limited liability company (“Holdings”), ALIGNMENT HEALTHCARE USA, LLC, a Delaware limited liability company (“Borrower”), the Subsidiary Guarantors from time to time party thereto (together with Holdings, Healthcare Holdco, Parent and Borrower, the “Obligors”), the Lenders listed on the signature pages hereof (each, a “Lender” and, collectively, “Lenders”), and Oxford Finance LLC, a Delaware limited liability company, as administrative agent and collateral agent for Lenders (in such capacities, together with its successors and assigns, “Administrative Agent”), with respect to the Loan Agreement and the Security Agreement referred to below.

RECITALS

A.
WHEREAS, the Obligors, the Lenders and Administrative Agent are parties to that certain Term Loan Agreement, dated as of September 2, 2022 (as may be amended, amended and restated, modified or supplemented from time to time, the “Loan Agreement”), pursuant to which the Lenders have agreed to provide financial accommodations to Borrower, all as more fully set forth in the Loan Agreement;

B.
WHEREAS, the Obligors and Administrative Agent are parties to that certain Security Agreement, dated as of September 2, 2022 (as may be amended, amended and restated, modified or supplemented from time to time, the “Security Agreement”); and

C.
WHEREAS, subject to the terms and conditions set forth herein, Borrower, Administrative Agent and each of the Lenders (which constitute all of the Lenders under the Loan Agreement) have agreed to amend each of the Loan Agreement and the Security Agreement;

D.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

SECTION 1. Definitions; Interpretation.

(a)
Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement or the Security Agreement, as applicable.

(b)
Interpretation. The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2. Amendments to Loan Agreement. Upon the satisfaction (or waiver in the sole discretion of the Lenders) of the conditions set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

(a)
Section 11.02 (Remedies) of the Loan Agreement is hereby amended by inserting the following new Section 11.02(d) at the end thereof:

“(d) Application of Payments. Notwithstanding anything herein to the contrary, after the exercise of remedies provided for in Section 11.02(a) (or after the Term Loans then outstanding, together with accrued interest thereon and all fees and other Obligations, have automatically become immediately due and payable as set forth in Section 11.02(b)), all payments received on account of the Obligations shall, subject to the provisions of Sections 2.05, be applied by Administrative Agent as follows:

(i) first, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees and disbursements and other charges of counsel payable under Section 13.03) payable to Administrative Agent in its capacity as such;

(ii) second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including fees and disbursements and other charges of counsel payable under Section 13.03) arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause (ii) payable to them;

(iii) third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Term Loans, ratably among the Lenders in proportion to the respective amounts described in this clause (iii) payable to them;

(iv) fourth, to payment of that portion of the Obligations constituting unpaid principal of the Term Loans ratably among the Lenders in proportion to the respective amounts described in this clause (iv) payable to them;

(v) fifth, to the payment in full of all other Obligations, in each case ratably among Administrative Agent and the Lenders based upon the respective aggregate amounts of all such Obligations owing to them in accordance with the respective amounts thereof then due and payable; and

(vi) finally, the balance, if any, after all Obligations have been indefeasibly paid in full, to Borrower or as otherwise required by Law.”

(b)
Section 13.04 (Amendments, Etc.) of the Loan Agreement is hereby amended by amending and restating the first paragraph thereof in its entirety as follows:

“Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by Borrower and the Majority Lenders (or Administrative Agent on behalf of such Majority Lenders); provided however, that no such amendment, discharge, termination, waiver or other modification shall,

(a) unless signed by each Lender directly affected thereby, amend or waive Borrower’s compliance with any term or provision of this Agreement, if the effect of such amendment or waiver would be to (i) reduce the principal of, or rate of interest on, the Term Loans (other than the application of the

Default Rate and with respect to any mandatory prepayments under Section 3.02(b)), (ii) reduce or waive the payment of any fee in which all Lenders share hereunder, (iii) extend the Maturity Date or the date fixed for payment of any installment of principal thereof or any interest or fee or other amounts payable hereunder or (iv) extend or increase the Commitment of any Lender (including by way of amendment or modification of the final proviso to Section 2.04) or reinstate any Commitment terminated pursuant to Section 11.02 (it being understood and agreed that a waiver in accordance with the terms hereof of any condition precedent or waiver of any Default or Event of Default or mandatory prepayment shall not constitute an extension or increase of any Commitments), or

(b) unless signed by each Lender, (i) alter or amend the definition of “Majority Lenders”, (ii) except as otherwise expressly permitted or required hereunder, release all or substantially all of the Collateral or Guarantees in any transaction or series of related transactions, (iii) amend any provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, (iv) amend Section 4.05, 11.02(d) or any other provision of any Loan Document related to the pro rata sharing of payments among Lenders or the order in which payments are applied to repay the Obligations, in each case, in a manner that alters the pro rata sharing of payments or the order in which payments are applied to repay the Obligations or (v) subordinate the Obligations or the Liens securing the Obligations in right of payment and/or security to any other Indebtedness.

No amendment, waiver or consent shall affect the rights or duties under any Loan Document of, or any payment to, Administrative Agent (or otherwise modify any provision of Section 12 or the application thereof) unless in writing and signed by Administrative Agent in addition to any signature otherwise required.”

SECTION 3. Amendments to Security Agreement. Upon the satisfaction (or waiver in the sole discretion of the Lenders) of the conditions set forth in Section 4 below, the Security Agreement is hereby amended as follows:

(a) Section 4.01 (Delivery and Other Perfection) of the Security Agreement is hereby amended by amending and restating each of clause (c)(ii) and clause (c)(iii) thereof in its entirety as follows:

“(ii) ensure at all times that all Federal A/R Accounts are subject to an arrangement whereby all funds on deposit therein automatically shall be swept at the end of each Business Day into an account over which Administrative Agent, on behalf of all the Secured Parties, has “control” (as defined in the UCC); and

(iii) (A) in the case of account debtors that make payments to such Grantor directly into an account, ensure that all such account debtors (1) other than Medicare, Medicaid or any other Federal government agency, are instructed to make such payments into a Deposit Account other than a Federal A/R Account, and (2) consisting of Medicare, Medicaid or any other Federal government agency, are instructed to make such payments into a Federal A/R Account, and (B) deposit all checks received directly by such Grantor from account debtors (1) other than Medicare, Medicaid or any other Federal government agency, into an account over which Administrative Agent, on behalf of all the Secured Parties, has “control” (as defined in the UCC), and (2) consisting of Medicare, Medicaid or any other Federal government agency, into a Federal A/R Account;”

(b) Section 4.09 (Application of Proceeds) of the Security Agreement is hereby amended and restated in its entirety as follows:

“4.09 Application of Proceeds. Except as otherwise herein expressly provided and except as provided below in this Section 4.09, the Proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by Administrative Agent or the Secured Parties under this Section 4, shall be applied by Administrative Agent or the Secured Parties (as the case may be):

First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Secured Parties and the fees and expenses of their agents and counsel, and all expenses incurred and advances made by the Secured Parties in connection therewith;

Next, to the payment in full of the Secured Obligations (other than contingent indemnification obligations for which no claim has been made) in such order as set forth in the Loan Agreement; and

Finally, to the payment to the respective Grantor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.”

(c) Section 4.11 (Perfection and Recordation) of the Security Agreement is hereby amended and restated in its entirety as follows:

“4.11 Perfection and Recordation. Each Grantor authorizes Administrative Agent, on behalf of all the Secured Parties, to file Uniform Commercial Code financing statements describing the Collateral as “all assets” or “all personal property and fixtures” of such Grantor (provided that no such description shall be deemed to modify the description of Collateral set forth in Section 3).”

(d) Section 4.13 (Further Assurances) of the Security Agreement is hereby amended by amending and restating the second sentence thereof in its entirety as follows:

“Each Grantor will promptly cause any subsequently acquired or organized Subsidiary required pursuant to the Loan Agreement to guarantee the Secured Obligations to take such action as shall be necessary to ensure that it is a “Subsidiary Guarantor” in accordance with Section 8.12 of the Loan Agreement and enter into such other security agreements and take such other actions as may be required or reasonably requested by Administrative Agent in order for Administrative Agent, on behalf of all the Secured Parties, to have a valid first priority Lien on and security interest in all of the assets of such Subsidiary (in each case, subject to Permitted Liens).”

SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment and Section 2 and Section 3 hereof shall be subject to the satisfaction of each of the following conditions precedent (the date on which all such conditions precedent are satisfied (or waived by the Lenders), the “Amendment Effective Date”):

(a)
Administrative Agent shall have received, in form and substance reasonably satisfactory to it and Lenders, this Amendment duly executed by Borrower, Administrative Agent and all of the Lenders party to the Loan Agreement as required by Section 13.04 of the Loan Agreement, and by each Grantor and Administrative Agent, as required by Section 5.03 of the Security Agreement.

(b)
Borrower shall have paid or reimbursed Administrative Agent and the Lenders for all of their reasonable out-of-pocket costs and expenses (including all reasonable fees, expenses and disbursements of counsel to Administrative Agent, directly to such counsel if requested by Administrative Agent) in connection with the negotiation and preparation of this Amendment, pursuant to Section 13.03(a)(i)(z) of the Loan Agreement.

(c)
The representations and warranties in Section 5 shall be true in all material respects on the date hereof and on the date on which each of the foregoing conditions is satisfied.

(d)
Administrative Agent shall have received an updated organizational chart showing the current structure of the Obligors and their Subsidiaries as of the Amendment Effective Date.

(e)
Administrative Agent shall have received all documentation and other information regarding the Obligors requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(f)
Administrative Agent shall have received such other assurances, certificates, documents, information, consents or opinions as Administrative Agent or the Lenders reasonably may require.

SECTION 5. Representations and Warranties. Each Obligor hereby represents and warrants to Administrative Agent and each Lender as follows:

(a) Such Obligor has full power, authority and legal right to make and perform this Amendment, the Loan Agreement, as modified by this Amendment (the “Amended Loan Agreement”) and the Security Agreement, as modified by this Amendment (the “Amended Security Agreement”). Each of this Amendment, the Amended Loan Agreement and the Amended Security Agreement is within such Obligor’s corporate or equivalent powers and has been duly authorized by all necessary corporate or equivalent action and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by such Obligor and each of this Amendment, the Amended Loan Agreement and the Amended Security Agreement constitutes a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) None of this Amendment, the Amended Loan Agreement and the Amended Security Agreement (w) requires any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (x) violates any applicable law or regulation in any material respect or the charter, bylaws or other organizational documents of Parent and its Subsidiaries, (y) violated any order of any Governmental Authority and (z) violated or result in a default under any indenture, agreement or other instrument binding upon Parent and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(c) After giving effect hereto, all of the representations and warranties contained in the Loan

Agreement, the Security Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).

(d) No Default or Event of Default has occurred or is continuing or will result after giving effect to this Amendment.

(e) There has been no Material Adverse Effect since the date of the Loan Agreement.

(f) All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other documents, and no investigation by Administrative Agent or any closing shall affect the representations and warranties or the right of Administrative Agent to rely upon them.

SECTION 6. Reaffirmation. Each Obligor (a) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Loan Agreement, the Security Agreement and each other Loan Document to which it is a party, (b) confirms, ratifies and reaffirms its obligations under the Loan Agreement, the Security Agreement, each other Security Document and each other Loan Document to which it is a party, (c) agrees that, except as otherwise expressly agreed in this Amendment, the Loan Agreement, the Security Agreement, each other Security Document and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed, (d) agrees that the Liens created and provided for by the Loan Documents continue to secure, among other things, the Obligations arising under the Loan Agreement, and (e) agrees that the Loan Documents and the rights and remedies of Administrative Agent thereunder, the obligations of the Obligors thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Loan Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

SECTION 7. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)
Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

(b)
Submission to Jurisdiction. Each Obligor agrees that any suit, action or proceeding with respect to this Agreement or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in any court of the State of New York sitting in New York County (Borough of Manhattan) or of the United States for the Southern District of New York or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 7 is for the benefit of Administrative Agent and Lenders only and, as a result, none of Administrative Agent or any Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, Administrative Agent and Lenders may take concurrent proceedings in any number of jurisdictions.

(c)
Waiver of Jury Trial. Each Obligor, Administrative Agent and each Lender hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any suit, action or proceeding arising out of or relating to this Amendment, the other Loan Documents or the transactions contemplated hereby or thereby.

SECTION 8. Miscellaneous.

(a)
No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement, the Security Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, Administrative Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents (including, without limitation, all such rights, privileges and remedies with respect to any Default, Event of Default or Material Adverse Effect, whether or not communicated to Lenders or Administrative Agent). Except as amended hereby, the Loan Agreement, the Security Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby and all references in the Loan Documents to the Security Agreement shall be deemed to be references to the Security Agreement as amended hereby.

(b)
Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c)
Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d)
Integration. This Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
(e)
Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Executed counterparts delivered by facsimile or other electronic transmission (e.g., “PDF” or “TIF”) shall be effective as delivery of a manually executed counterpart.

(f)
Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

Borrower:

Alignment Healthcare USA, LLC

By: /s/ Thomas Freeman

Name: Thomas Freeman

Title: Chief Financial Officer

Holdings:

Alignment healthcare

Holdco 2, LLC

By: /s/ Thomas Freeman

Name: Thomas Freeman

Title: Chief Financial Officer

Healthcare Holdco:

Alignment healthcare

Holdco 1, LLC

By: /s/ Thomas Freeman

Name: Thomas Freeman

Title: Chief Financial Officer

Parent:

Alignment healthcare, Inc.

By: /s/ Thomas Freeman

Name: Thomas Freeman

Title: Chief Financial Officer

Subsidiary Guarantors:

Alignment Health Advisors, LLC

By: /s/ Thomas Freeman

Name: Thomas Freeman

Title: Chief Financial Officer

secure health holdings, llc

By: /s/ Thomas Freeman

Name: Thomas Freeman

Title: Chief Financial Officer

Administrative Agent

Oxford Finance LLC

By: /s/ Colette H. Featherly

Name: Colette H. Featherly

Title: Senior Vice President

Lenders:

Oxford Finance LLC, as a Lender

By: /s/ Colette H. Featherly

Name: Colette H. Featherly

Title: Senior Vice President

OXFORD FINANCE CREDIT FUND II LP, as a Lender

By: Oxford Finance Advisors, LLC, its manager

By: /s/ Colette H. Featherly

Name: Colette H. Featherly

Title: Senior Vice President

OXFORD FINANCE CREDIT FUND III LP, as a Lender

By: Oxford Finance Advisors, LLC, its manager

By: /s/ Colette H. Featherly

Name: Colette H. Featherly

Title: Senior Vice President

Oxford Finance FUNDING XV, LLC

By: /s/ Colette H. Featherly

Name: Colette H. Featherly

Title: Secretary

OXFORD FINANCE funding iii, llc

By: /s/ Colette H. Featherly

Name: Colette H. Featherly

Title: Secretary

OXFORD FINANCE FUNDING IX, LLC

By: /s/ Colette H. Featherly

Name: Colette H. Featherly

Title: Secretary

OXFORD FINANCE FUNDING xiii, LLC

By: /s/ Colette H. Featherly

Name: Colette H. Featherly

Title: Secretary

OXFORD FINANCE FUNDING xii, LLC

By: /s/ Colette H. Featherly

Name: Colette H. Featherly

Title: Secretary

Lenders:

RUNWAY GROWTH FINANCE L.P., as a Lender

By: /s/ Thomas Raterman

Name: Thomas Raterman

Title: Chief Financial Officer